                          SECURITIES AND EXCHANGE COMMISSION


                               WASHINGTON, D.C.  20549

                               ________________________


                                     FORM  8 - K


                                    CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report  (Date of earliest event reported):  November 28, 1997


                                 Data I/O Corporation
                (Exact name of registrant as specified in its charter)


                                      Washington
                    (State of other jurisdiction of incorporation)


               0-10394                                     91-0864123
          (Commission File Number)             (IRS Employer Identification No.)


    10525 Willows Road N.E., Redmond, WA                       98073-9746
    (Address of principal executive offices)                   (Zip Code)


         Registrant's telephone number, including area code:  (425) 881-6444


                                    Not Applicable
            (Former name or former address, if changed since last report)


                                  Page 1 of 44 Pages
                               Exhibit Index at Page 8

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On November 28, 1997, Data I/O Corporation ("Registrant" or "Data I/O") announced the sale of its semiconductor equipment division, Reel-Tech, to General Scanning Inc. The transaction was structured as a purchase of substantially all the assets of Reel-Tech, Inc. and its subsidiary Reel-Tech Singapore Pte. Ltd. (the "Assets"). The Assets were sold for consideration of more than $14.5 million consisting of $11.3 million in cash, 75,118 shares of General Scanning Inc. common stock and the balance in assumed liabilities, subject to post-closing adjustments. The sale will result in a pre-tax gain of approximately $10 million, increasing Data I/O's cash reserves by approximately $8 million after taxes. The sale price was determined through extensive negotiations between General Scanning, and Data I/O. Under the terms of the sale, General Scanning will maintain a continuing product development agreement with Data I/O.

Reel-Tech was acquired by Data I/O in August of 1995 to supply additional handler technology for Data I/O's line of automated programmers. Reel-Tech is located in Indianapolis, Indiana, and has a sales office in Singapore which it opened in 1996. Reel-Tech is an integrator of electronics components handling systems for marking, lead inspections, parts sorting and parts packaging.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

( a )    Financial statements of businesses acquired.

         Not Applicable

( b )    Pro forma financial information

         The following unaudited pro forma condensed consolidated financial statements are filed with this report:

         1) Pro Forma Condensed Consolidated Balance Sheet:

                   As of September 25, 1997                             Page 5

         2) Pro Forma Condensed Consolidated Statement of Operations:

              Year Ended December 26, 1996                              Page 6
              Nine Months Ended September 25, 1997                      Page 7

The Pro Forma Condensed Consolidated Balance Sheet of Registrant as of September 25, 1997 reflects the financial position of Registrant after giving effect to the disposition of the Assets and assumes the dispositions took place on September 24, 1997. The Pro Forma Condensed Consolidated Statements of Operations for the fiscal year ended December 26, 1996, and the nine months ended September 25, 1997 assume that the dispositions occurred on December 26, 1995, and are based on the operations of Registrant for the year ended December 26, 1996 and nine months ended September 25, 1997.

The unaudited pro forma condensed consolidated financial statements have been prepared by Registrant based upon assumptions deemed proper by it and which give effect only to the adjustments directly resulting from this disposition and the disposition of certain Assets of the Company's Synario Division (the "Synario Assets") as filed in the form 8-K/A on December 9, 1997. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of Registrant, or of the financial position or results of operations of Registrant that would have actually occurred had both the transactions been in effect as of the date or for the period presented. In addition, it should be noted that Registrant's financial statements will reflect the disposition of Reel-Tech, Inc., only from November 28, 1997, the closing date and the disposition of the Synario Assets only from November 12, 1997, the closing date.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of Registrant.


( c )  EXHIBITS

2.1 Asset Purchase Agreement, by and between Data I/O Corporation, a Washington Corporation, Reel-Tech Inc., a Washington Corporation, and General Scanning Inc., a Massachusetts Corporation, dated November 28, 1997.

SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   Data I/O Corporation


December 12, 1997  By /s/Alan J. Beauchamp
                      --------------------------
                   Alan J. Beauchamp
                   Vice President - Finance and Administration
                   Chief Financial Officer
                   Secretary and Treasurer

                           PRO FORMA FINANCIAL INFORMATION
                                DATA I/O CORPORATION
                    PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                AT SEPTEMBER 25, 1997
                                     (UNAUDITED)


(Dollars in thousands)                                    Pro Forma                         Pro Forma
                                                         Adjustments                        Adjustments
                                                 ----------------------------       -------------------------
                                     Historical   Synario           Other             Reel          Other         Pro
                                                    (a)                            -Tech (d)                     Forma
                                     -----------  -------------------------         -------------------------
ASSETS
Current Assets
Cash and cash equivalents             $4,815                        $100   (b)        $62        $11,362  (f)   $16,215
Short term investments                14,776                                                       2,000  (g)    16,776
Net Accounts receivable               13,013     1,605             1,605   (c)      2,679          2,679  (e)    13,013
Inventories                            8,160       144                              1,326                         6,690
Deferred income taxes                    910                                                                        910
Other current assets                   1,280       574               100   (c)         20                           786
                                    --------   -------           -------          -------       --------       --------
   Total Current Assets               42,954     2,323             1,805            4,087         16,041         54,390
Property, plant and equipment (net)    3,835       178               150   (c)        256                         3,551
Other assets                           2,745       303                25   (c)       (475)                        2,942
                                    --------   -------           -------          -------       --------       --------
   Total Assets                      $49,534    $2,804            $1,980           $3,868        $16,041        $60,883
                                    --------   -------           -------          -------       --------       --------
                                    --------   -------           -------          -------       --------       --------

LIABILITIES AND
STOCKHOLDERS' EQUITY
Current Liabilities
Accounts payable                      $3,221      $156              $156   (c)       $535                        $2,686
Accrued compensation                   3,954       191               491   (d)                                    4,254
Deferred revenue                       5,071       791               791   (c)                                    5,071
Other accrued liabilities              4,505     1,261             1,661   (c)      1,058          1,751    (e)   5,598
Income taxes payable                   1,136                                                                      1,136
Notes payable                          2,121     1,500             1,500   (d)                                    2,121
                                    --------   -------           -------          -------       --------       --------
   Total Current Liabilities          20,008     3,899             4,599            1,593          1,751         20,866
Long Term Other Payables                 546                                                                        546
Deferred Gain on Sale of Property      3,166                                                                      3,166
Total Stockholders' Equity            25,814    (1,095)           (2,619)           2,275         14,290         36,305
                                    --------   -------           -------          -------       --------       --------
   Total Liabilities and             $49,534    $2,804            $1,980           $3,868        $16,041        $60,883
 Stockholders' Equity
                                    --------   -------           -------          -------       --------       --------
                                    --------   -------           -------          -------       --------       --------



(a) To eliminate the assets and liabilities included in or charged off in connection with the balance sheet associated with the Synario Division as of September 25, 1997. This disposition was reported in a current report on form 8-K/A filed on December 9, 1997.
(b) To reflect $100,000 cash proceeds.
(c) To reflect retained accounts receivable, prepaid current assets, equipment, intangibles, accounts payable, deferred revenue, and notes payable retained by the Company.
(d) To eliminate the assets and liabilities included in or charged off in connection with the balance sheet associated with the Reel-Tech Division as of September 25, 1997.
(e) To reflect accounts receivable, accrued transaction costs and charges, and liabilities retained by the Company.
(f) To reflect retained cash balance of $62K and $11.3M cash proceeds.
(g) To reflect $2M in General Scanning Stock.

                                 DATA I/O CORPORATION
                   PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                         FOR THE YEAR ENDED DECEMBER 26, 1996
                                     (UNAUDITED)




                                                       Pro Forma                 Pro Forma
                                                      Adjustments                Adjustments
                                                    -----------------         -----------------
                                       Historical   Synario    Other          Reel-      Other           Pro
                                                      (a)                    Tech (c)                   Forma
---------------------------------------------------------------------------------------------------------------
(in thousands, except per share data)
Net sales                                 $60,423    $7,819                   $3,744                  $48,860

Cost of goods sold                         30,526     2,835      $100  (b)     1,758                   26,033
                                          -------   ------------------       -----------------       --------
 Gross margin                              29,897     4,984      (100)         1,986                   22,827

Operating expenses:
 Research and development                  10,944     2,266       100  (b)       557                    8,221
 Selling, general and administrative       19,765     3,943       500  (b)     1,099        30  (d)    15,253
                                          -------   ------------------       -----------------       --------
   Total operating expenses                30,709     6,209       600          1,656        30         23,474

                                          -------   ------------------       -----------------       --------
   Operating income (loss)                   (812)   (1,225)     (700)           330       (30)          (647)

Non-operating income (expense):
 Interest income                              199                                                         199
 Interest expense                            (258)                               (88)                    (170)
 Foreign currency exchange                                                        (1)                       1
                                          -------   ------------------       -----------------       --------
   Total non-operating income (expense)       (59)                               (89)                      30

                                          -------   ------------------       -----------------       --------
Income (loss) before taxes                   (871)   (1,225)     (700)           241       (30)          (617)

Income tax expense                            230         0                        0                      230
                                          -------   ------------------       -----------------       --------

Net income (loss)                         ($1,101)  ($1,225)    ($700)          $241      ($30)         ($847)
                                          -------   ------------------       -----------------       --------
                                          -------   ------------------       -----------------       --------
Earnings per share:
 Net income (loss)                         ($0.16)                                                     ($0.12)
                                          -------                                                    --------
                                          -------                                                    --------

Weighted average shares outstanding         6,857                                                       6,857
                                          -------                                                    --------
                                          -------                                                    --------


(a) To eliminate the operating profit and loss of Synario Division for the entire period.
(b) To reflect costs that would not have been eliminated due to the disposition.
(c) To eliminate the operating profit and loss of Reel-Tech Division for the entire period.
(d) To reflect costs that would not have been eliminated due to the disposition of Reel-Tech.

                                 DATA I/O CORPORATION
                   PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                        NINE MONTHS ENDED SEPTEMBER. 25, 1997
                                     (UNAUDITED)



                                                        Pro Forma                 Pro Forma
                                                       Adjustments               Adjustments
                                                     ----------------        -----------------
                                        Historical    Synario   Other         Reel-      Other           Pro
                                                        (a)                  Tech (c)                   Forma
--------------------------------------------------------------------------------------------------------------
(in thousands, except per share data)
Net sales                                  $46,772     $5,546                 $6,199                  $35,027

Cost of goods sold                          23,724      2,982    $100  (b)     3,588                   17,254
                                         ----------   -----------------       -----------------       -------
 Gross margin                               23,048      2,564    (100)         2,611                   17,773

Operating expenses:
 Research and development                    8,471      2,008     100  (b)       525                    6,038
 Selling, general and administrative        14,687      2,807     400  (b)     1,025        30  (d)    11,285
                                         ----------   -----------------       -----------------       -------
   Total operating expenses                 23,158      4,815     500          1,550        30         17,323

                                         ----------   -----------------       -----------------       -------
   Operating income (loss)                    (110)    (2,251)   (600)         1,061       (30)           450

Non-operating income (expense):
 Interest income                               438                                 3                      435
 Interest expense                             (164)                              (90)                     (74)
 Foreign currency exchange                     (27)                              (19)                      (8)
 Gain on sale of property                    2,347                                 0                    2,347
                                         ----------   -----------------       -----------------       -------
   Total non-operating income (expense)      2,594                              (106)                   2,700

                                         ----------   -----------------       -----------------       -------
Income (loss) before taxes                   2,484     (2,251)   (600)           955       (30)         3,150

Income tax expense                              74                                                         74
                                         ----------   -----------------       -----------------       -------
Net income (loss)                           $2,410    ($2,251)  ($600)          $955      ($30)        $3,076
                                         ----------   -----------------       -----------------       -------
                                         ----------   -----------------       -----------------       -------

Earnings per share:
 Net income (loss)                           $0.34                                                      $0.44
                                         ---------                                                    -------
                                         ---------                                                    -------
Weighted average shares outstanding          7,039                                                      7,039
                                         ---------                                                    -------
                                         ---------                                                    -------



(a) To eliminate the operating profit and loss of Synario Division for the entire period.
(b) To reflect costs that would not have been eliminated due to the disposition.
(c) To eliminate the operating profit and loss of Reel-Tech Division for the entire period.
(d) To reflect costs that would not have been eliminated due to the disposition of Reel-Tech.

                                    EXHIBIT INDEX
                                 Data I/O Corporation
                             Current Report on Form 8 - K


Description of Exhibit                                                 Page No.
--------------------------------------------------------------------------------

2.1      Asset Purchase Agreement                                             9